UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): April 26, 2010
SIMON WORLDWIDE, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-21878	04-3081657

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5200 WEST CENTURY BOULEVARD, LOS ANGELES, CA	90045

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number including area code: (310) 417-4660
No change since last report
(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
     Pursuant to the terms of a Stock Repurchase Agreement, dated as of April 26, 2010, by and among Simon Worldwide, Inc. (the “Corporation”), Everest Special Situations Fund L.P. and the other parties set forth on the signature pages thereto, the Corporation has repurchased the 3,589,201 shares of the Corporation’s stock previously owned by Everest Special Situations Fund L.P. for an aggregate purchase price of $1,256,220.
     A copy of the Stock Repurchase Agreement is attached hereto as Exhibit 10.1.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
The following Exhibits are furnished as part of this report:

Exhibit No.	Description
10.1	Stock Repurchase Agreement, dated as of April 26, 2010, by and among Simon Worldwide, Inc., Everest Special Situations Fund L.P. and the other parties set forth on the signature pages thereto

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIMON WORLDWIDE, INC.
	By:	/s/ Terrence J. Wallock
Terrence J. Wallock
Dated: April 30, 2010		Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Stock Repurchase Agreement, dated as of April 26, 2010, by and among Simon Worldwide, Inc., Everest Special Situations Fund L.P. and the other parties set forth on the signature pages thereto

4